                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) JUNE 18, 2003



                             COLLEGIATE PACIFIC INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                                    0-17293                                          22-2795073
  (State or other jurisdiction of                (Commission File Number)               (I.R.S. Employer Identification No.)
   incorporation or organization)


13950 SENLAC DRIVE, SUITE 100, DALLAS, TEXAS                                                              75234
  (Address of principal executive offices)                                                              (Zip Code)



                                 (972) 243-8100
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  EXHIBITS

EXHIBIT
NUMBER   EXHIBIT
-------  -------
99.1     Press Release of Collegiate Pacific Inc. dated June 18, 2003.


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

         On June 18, 2003, Collegiate Pacific issued a press release discussing its financial results for the fiscal year ending June 30, 2003. A copy of the press release is attached as Exhibit 99.1. The information in this Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

         The information in this Form 8-K and the Exhibit attached hereto is intended to be furnished under Item 12, Results of Operations and Financial Condition, and is being furnished under Item 9, Regulation FD Disclosure, in accordance with Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 19, 2003                    COLLEGIATE PACIFIC INC.



                                       By:  /s/ William R. Estill
                                          --------------------------------------
                                           William R. Estill,
                                           Chief Financial Officer


                                       2
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                                  EXHIBIT INDEX


Exhibit
Number   Exhibit
-------  -------
99.1     Press Release of Collegiate Pacific Inc. dated June 18, 2003